Exhibit 99.1

BARRICK AND NOVAGOLD AGREE ON NEXT STEPS TOWARD ADVANCEMENT

OF DONLIN GOLD

DRILL ASSAY RESULTS CONTINUE TO YIELD HIGH-GRADE INTERCEPTS

AND DEMONSTRATE IMPORTANT GRADE CONTINUITY

WITH CLEAR IMPROVEMENT IN DEFINITION OF CONTROLS OF MINERALIZATION,

THE PROJECT IS ADVANCING TOWARDS FEASIBILITY STUDY UPDATE

December 1, 2021 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50/50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to report progress made during the executive management workshop and site visit in early September between senior representatives from Barrick and NOVAGOLD, as well as the Donlin Gold management team. Additional assay results for 18 completed drill holes, plus partial results for 22 holes from the 2021 drill program are reported below.

During the September 2021 executive management meetings in Alaska, the combined team reaffirmed its confidence in the deposit and charted a course toward advancing the project up the value chain
In addition, senior executives, including Barrick and NOVAGOLD CEOs Mark Bristow and Greg Lang, met with local stakeholders as well as senior Alaska Federal and State government officials who expressed their continued strong support for the project
Assay results from approximately 65% or 15,700 meters of drilling continue to support the global resource estimate, recent modelling concepts, and strategic mine planning work
With a progression plan in place, subject to results from the upcoming drill program the partners are well positioned to be able to proceed with a feasibility study update in 2022

2021 Drill Program Delivers Consistent Results

The 2021 drill program was completed in September with 79 holes drilled for a total of 24,264 meters. To date, Donlin Gold has reported assays for 36 complete holes and 22 partial holes, encompassing 15,700 meters of length drilled. The last core was logged in mid-October with final samples sent off site to laboratories for further processing. The camp was closed at the end of October and is expected to reopen in January 2022 for a winter drill program. Final results from the 2021 drill program are expected to be disclosed in 2022.

The primary objective of the 2021 drill program was to complete the work necessary to validate and increase confidence in recent geologic modeling concepts to support future feasibility work.

The logging and assay results will be incorporated into a geologic model update, followed by a shift in focus to feasibility study work, subject to a formal decision by the Donlin Gold Board. Initial assay results from the 2021 drill program were disclosed in a media release on September 2, 2021, five of the top intervals received since this release include:

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DC21-1976 intersected 57.25 m grading 6.87 g/t gold starting at 270.35 m drilled depth, including a sub interval of 4.05 m grading 18.13 g/t gold, starting at 288.95 m drilled depth;
DC21-1970 intersected 19.15 m grading 12.57 g/t gold starting at 173.19 m drilled depth, including a sub interval of 12.15 m grading 17.28 g/t of gold, starting at 179.19 m drilled depth;
DC21-1964 intersected 37.85 m grading 6.28 g/t gold starting at 110.65 m drilled depth, including sub intervals of 7.95 m grading 15.99 g/t gold starting at 110.65 m drilled depth and 3.13 m grading 10.21 g/t gold starting at 143.37 m drilled depth;
DC21-1980 intersected 12.18 m grading 19.02 g/t gold starting at 293.40 drilled depth; including a sub interval of 4.65 m grading 36.53 g/t gold starting at 300.29 m drilled depth;
DC21-1994 intersected 33.53 m grading 5.89 g/t gold starting at the surface; including a sub interval of 6.06 m grading 15.22 g/t gold starting at 9.24 m drilled depth.
Drill-hole collar locations and five of the top intervals are shown in Figure 1
Drill-hole orientations, depths and significant intervals are shown in the Appendix at the end of this release, in Tables 1 and 2, respectively. Those holes, designated as being in the Divide area, are on the eastern side of the ACMA pit area, transitioning into the Lewis pit area, as shown in Figure 2. These new and significant high-grade drill hole intercepts point toward the potential feeder zones of this large system. Part of the objective of the 2022 exploration and drill program will be to confirm mineralization continuity and key geologic controls in representative areas of the deposit.

Statements by the Owners

Mark Bristow, Barrick, and Greg Lang, NOVAGOLD, at the Donlin Gold project site

Barrick President and Chief Executive Mark Bristow said, “Getting together in Alaska, visiting the Donlin project site and sitting down with stakeholders drove home the significance and importance of Donlin to both partners. We have a unique opportunity to progress a world-class project in both a jurisdiction and with local partners that recognize the contribution such an asset can bring to the lives of future generations of Alaskans. Our priority is to do that responsibly and sustainably and it is an illustration of Barrick’s and NOVAGOLD’s strong partnership that we were able to have such a productive workshop and come away with next steps to move the project forward.”

Greg Lang, NOVAGOLD’s President and CEO, said, “The successfully concluded site visit and the meetings that followed with our Alaskan constituencies provided an excellent lead-in to Barrick’s and NOVAGOLD’s onward progression for the Donlin Gold project. The identification of key work plans represents a most welcome and important achievement in taking Donlin Gold up the value chain and is the natural extension of confirmation work carried out with our partners at Barrick, which includes the recently completed drill campaign. This campaign is not only yielding high-grade intercepts in the future open-pit areas; Donlin Gold’s 2021 drill program is producing some of the best drill results seen lately in the gold mining industry, from juniors to majors. I’m sure I speak for both Barrick and NOVAGOLD when I say we are grateful to our local and state partners, who have worked with us to reach these important milestones.”

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Dan Graham, General Manager of Donlin Gold added, “We enjoyed hosting the senior management teams from both Barrick and NOVAGOLD here in person in Alaska. We are also energized with the interest and resources the owners are dedicating to the Donlin Gold project. It is a great economic opportunity for the region and the State.”

About Donlin Gold

The Donlin Gold project is located in Alaska, the second largest gold-producing state in the U.S. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated mineral resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, community outreach, and advancing the remaining State permitting actions.

Donlin Gold is a committed partner to the Alaska Native communities both surrounding the project and within the State as a whole. This commitment underpins Donlin Gold’s approach and is also reflected in the way in which the asset itself is structured. An important factor that distinguishes Donlin Gold from most other mining assets in Alaska is that the project is located on private land designated for mining activities five decades ago. Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights and some surface land rights, and The Kuskokwim Corporation (TKC), a collection of ten village corporations, which owns the majority of surface land rights, and is committed to providing employment opportunities, scholarships to Calista and TKC Shareholders, and preferential contract considerations to Calista and TKC. These agreements also include royalties which are subject to a revenue-sharing structure established in the Alaska Native Claims Settlement Act of 1971, which resolved Alaska Native land claims and allotted 44 million acres of land for use by Alaska Native Corporations. Additionally, our long-term commitment to economic development in the Yukon-Kuskokwim region is exemplified by Donlin Gold’s support of TKC’s initiative to launch energy and infrastructure projects in middle Kuskokwim villages. These partnerships, activities, and programs are illustrative of the commitment to sustainable and responsible development of the Donlin Gold project for the benefit of all stakeholders.

___________________________________

1 Donlin Gold data as per the 2021 Technical Report (as defined below). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis, of which Barrick and NOVAGOLD each own 50%. Mineral resources have been estimated in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

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FIGURE 1 Drill Hole Collar Locations

Depicted grid system is based on NAD83 UTM zone 4N coordinates. Longitudinal Section View orientation below taken at A – A’ orientation depicted above.

FIGURE 2 Longitudinal Section View of the ACMA and Lewis Deposits

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QA/QC Procedures

The QA/QC procedures for the 2021 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 94% core recovery was achieved during the 2021 drill program. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on one- to two-meter lengths. Sampled half-core was crushed in Bureau Veritas’ Fairbanks, Alaska sample preparation facility. Crushed samples were sent to the Bureau Veritas lab in Vancouver, British Columbia for pulverizing and gold assays and pulverized splits to an ALS Limited lab in Vancouver, British Columbia for multi-element analysis. At least 14 quality control samples (four standards, four coarse blanks, two pulp blanks, two coarse duplicates, and two pulp duplicates) were inserted into each batch of 80 samples. The review of the quality control samples did not indicate any bias or error. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by Boart Longyear drill operators, and collar surveys were completed on all holes by Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” prepared by Wood Canada Limited with an effective date of June 1, 2021 (the “2021 Technical Report”). Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the independent technical report, and each is an independent Qualified Person as defined by National Instrument 43-101 (“NI 43-101”).

Paul Chilson, P.E., who is the Mine Engineering Manager for NOVAGOLD and a Qualified Person under NI 43-101, has approved and verified the scientific and technical information related to the 2021 Donlin Gold project drill program and 2021 Technical Report contained in this media release. To verify the information related to the drilling program, he has visited the property in the past year; discussed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, P.Geo., who is a Barrick Mineral Resource Manager and a Qualified Person under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

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Catherine Raw

COO, North America

Tel: +1 416-307-5157

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Jason Mercier
Manager, Investor Relations

Tel: +1 604-669-6227 or 1-866-669-6227

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding timing of final assay results; the anticipated timing of a decision by Barrick and NOVAGOLD to prepare a feasibility study update; anticipated benefits from the recent drill programs including an improved geological model for Donlin Gold; the work program for the 2022 field season; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the coronavirus global pandemic (COVID-19) on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; and legal challenges to Donlin Gold’s existing permits. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the management expectations of Donlin Gold’s, Barrick’s and NOVAGOLD’s estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the COVID-19; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold project; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the United States Securities and Exchange Commission (SEC) and Canadian provincial securities and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, Barrick’s website at www.barrick.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions, and projections of Donlin Gold, NOVAGOLD, and Barrick on the date the statements are made. Donlin Gold, NOVAGOLD and Barrick assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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Cautionary Note to NOVAGOLD’s United States Investors

NOVAGOLD cautions that this media release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this media release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)—CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (“CIM Definition Standards”). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC) Industry Guide 7 (“SEC Industry Guide 7”), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. NOVAGOLD’s disclosure concerning Reserve & Resources Estimates remains consistent with NI 43-101. Under SEC Industry Guide 7, mineralization may not be classified as a "reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. SEC Industry Guide 7 normally does not permit the inclusion of information concerning "measured mineral resources”, "indicated mineral resources” or "inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves” under SEC Industry Guide 7 in documents filed with the SEC. Investors should also understand that "inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Disclosure of "contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves” under SEC Industry Guide 7 as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves” are also not the same as those of SEC Industry Guide 7, and reserves reported by NOVAGOLD in compliance with NI 43-101 may not qualify as "reserves” under SEC Industry Guide 7. Donlin Gold does not have known reserves, as defined under SEC Industry Guide 7. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with SEC Industry Guide 7.

On October 31, 2018, the SEC adopted a final rule (“New Final Rule”) that will replace SEC Industry Guide 7 with new disclosure requirements that are more closely aligned with current industry and global regulatory practices and standards, including NI 43-101. Companies must comply with the New Final Rule for the Company’s first fiscal year beginning on or after January 1, 2021, which for NOVAGOLD would be the fiscal year beginning December 1, 2021. The New Final Rule provides that SEC Industry Guide 7 will remain effective until all registrants are required to comply with the New Final Rule, at which time SEC Industry Guide 7 will be rescinded. While early voluntary compliance with the New Final Rule is permitted, NOVAGOLD has not elected to comply with the New Final Rule at this time.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC21-1952	349	74	319.7
DC21-1953	302	70	222.5
DC21-1954	353	60	480.4
DC21-1955	128	56	313.3
DC21-1956B	335	65	315.3
DC21-1957	281	66	223.7
DC21-1958	332	54	350.2
DC21-1959	356	59	483.1
DC21-1960	351	60	214.9
DC21-1961	164	59	291.4
DC21-1962	231	58	289.3
DC21-1963A	188	71	224.9
DC21-1964	349	56	469.5
DC21-1965	191	72	225.3
DC21-1966	346	79	150.0
DC21-1967A	330	55	350.2
DC21-1968	162	46	177.7
DC21-1969	282	56	549.9
DC21-1970	272	63	306.0
DC21-1971	160	57	274.5
DC21-1972	345	62	349.9
DC21-1973	350	60	255.1
DC21-1974	309	68	206.7
DC21-1975	141	57	322.8
DC21-1976	274	60	502.3
DC21-1977	3	68	350.2
DC21-1978	29	61	324.9
DC21-1979	355	58	274.9
DC21-1980	353	66	353.0
DC21-1981	282	84	254.8
DC21-1982	356	58	224.9
DC21-1983A	350	66	400.1
DC21-1984	23	66	443.0
DC21-1985	168	49	249.9
DC21-1986	276	70	399.9
DC21-1987	345	66	399.9
DC21-1988	153	56	279.2
DC21-1989	7	64	349.9
DC21-1990	346	69	342.3
DC21-1991	165	59	322.5
DC21-1992	340	61	349.9

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Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC21-1993A	321	63	409.4
DC21-1994	293	66	504.1
DC21-1995	155	62	279.8
DC21-1998	352	58	326.9
DC21-1999	154	57	422.9
DC21-2000	341	64	438.9
DC21-2001	9	65	299.9
DC21-2003	341	67	403.0
DC21-2004	137	58	300.1
DC21-2005	346	58	245.4
DC21-2006	339	65	249.9
DC21-2007	354	67	434.8
DC21-2008	9	74	200.0
DC21-2009	334	60	289.3
DC21-2010	145	58	303.3
DC21-2011	331	57	280.1
DC21-2022	336	59	254.5

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

TABLE 2

2021 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1952	ACMA	50.15	68.65	18.50	1.90	Reported 9/2
DC21-1952		117.90	134.95	17.05	3.19	Reported 9/2
DC21-1952		229.35	246.05	16.70	1.60	Reported 9/2
DC21-1952		252.05	273.35	21.30	3.07	Reported 9/2
DC21-1952		TOTAL		73.55	2.47
DC21-1954	Divide	43.06	63.51	20.45	1.46	Reported 9/2
DC21-1954		75.35	81.95	6.60	4.34	Reported 9/2
DC21-1954		90.07	97.60	7.53	3.04	Reported 9/2
DC21-1954		118.60	147.22	28.62	1.81	Reported 9/2
DC21-1954		151.25	158.98	7.73	1.65	Reported 9/2
DC21-1954		267.65	272.80	5.15	2.94	Reported 9/2
DC21-1954		285.80	296.80	11.00	3.71	Reported 9/2
DC21-1954		353.46	359.84	6.38	2.87	Reported 9/2
DC21-1954		427.42	431.14	3.72	3.16	Reported 9/2
DC21-1954		TOTAL		97.18	2.39
DC21-1955	ACMA	70.45	74.45	4.00	3.06	Reported 9/2
DC21-1955		110.55	125.21	14.66	4.51	Reported 9/2
DC21-1955		179.58	182.58	3.00	4.91	Reported 9/2
DC21-1955		218.66	224.00	5.34	7.06	Reported 9/2
DC21-1955		TOTAL		27.00	4.84

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1956B	Divide	37.01	59.74	22.73	3.09
DC21-1956B		95.05	110.30	15.25	4.79
DC21-1956B		190.97	208.90	17.93	2.53	Reported 9/2
DC21-1956B		260.50	275.66	15.16	2.20	Reported 9/2
DC21-1956B		TOTAL		71.07	3.12
DC21-1957	ACMA	139.92	142.92	3.00	22.25	Reported 9/2
DC21-1957		TOTAL		3.00	22.25
DC21-1958	Divide	22.46	30.30	7.84	2.07	Reported 9/2
DC21-1958		108.18	119.70	11.52	3.27	Reported 9/2
DC21-1958		132.80	136.40	3.60	1.69	Reported 9/2
DC21-1958		210.10	223.93	13.83	5.55	Reported 9/2
DC21-1958		260.56	266.87	6.31	1.36	Reported 9/2
DC21-1958		288.31	294.44	6.13	1.28	Reported 9/2
DC21-1958		TOTAL		49.23	3.11
DC21-1959	Divide	44.75	48.75	4.00	2.76	Reported 9/2
DC21-1959		199.66	213.88	14.22	4.92	Reported 9/2
DC21-1959		279.20	284.07	4.87	1.45	Reported 9/2
DC21-1959		361.20	369.37	8.17	1.48	Reported 9/2
DC21-1959		378.85	403.29	24.44	14.65	Reported 9/2
including		386.79	393.29	6.50	33.52	Reported 9/2
DC21-1959		TOTAL		55.70	8.22
DC21-1960	ACMA	27.74	39.93	12.19	4.55	Reported 9/2
DC21-1960		138.20	147.68	9.48	2.52	Reported 9/2
DC21-1960		TOTAL		21.67	3.66
DC21-1961	Lewis	158.29	173.69	15.40	1.25	Reported 9/2
DC21-1961		275.54	281.28	5.74	42.24	Reported 9/2
including		275.54	280.28	4.74	50.76	Reported 9/2
DC21-1961		TOTAL		21.14	12.38
DC21-1962	Lewis	159.71	193.08	33.37	5.21	Reported 9/2
DC21-1962		201.08	216.90	15.82	2.77
DC21-1962		TOTAL		49.19	4.42
DC21-1963A	ACMA	114.30	155.27	40.97	10.54	Reported 9/2
including		117.24	132.20	14.96	22.22	Reported 9/2
DC21-1963A		167.22	171.22	4.00	1.73	Reported 9/2
DC21-1963A		TOTAL		44.97	9.76
DC21-1964	Divide	75.11	83.10	7.99	3.11	Reported 9/2
DC21-1964		93.10	100.70	7.60	1.40	Reported 9/2
DC21-1964		110.65	148.50	37.85	6.28
including		110.65	118.60	7.95	15.99
including		143.37	146.50	3.13	10.21
DC21-1964		161.50	167.25	5.75	2.96
DC21-1964		219.68	237.35	17.67	5.06	Reported 9/2
DC21-1964		255.59	304.70	49.11	4.88	Reported 9/2
including		275.00	278.30	3.30	25.25	Reported 9/2
DC21-1964		379.76	385.00	5.24	1.95	Reported 9/2
DC21-1964		TOTAL		131.21	4.80

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1965	ACMA	143.64	146.85	3.21	6.42	Reported 9/2
DC21-1965		151.41	172.21	20.80	8.30	Reported 9/2
including		166.12	171.16	5.04	11.48	Reported 9/2
DC21-1965		TOTAL		24.01	8.05
DC21-1966	Lewis	83.00	89.00	6.00	30.80	Reported 9/2
DC21-1966		TOTAL		6.00	30.80
DC21-1967A	Divide	32.81	36.78	3.97	3.28	Reported 9/2
DC21-1967A		77.72	86.00	8.28	2.68	Reported 9/2
DC21-1967A		111.13	117.15	6.02	1.59	Reported 9/2
DC21-1967A		202.15	208.80	6.65	5.53	Reported 9/2
DC21-1967A		256.37	268.34	11.97	2.70	Reported 9/2
DC21-1967A		298.99	304.95	5.96	3.15	Reported 9/2
DC21-1967A		TOTAL		42.85	3.10
DC21-1968	Lewis	33.70	36.75	3.05	13.39	Reported 9/2
DC21-1968		TOTAL		3.05	13.39
DC21-1969	ACMA	125.67	140.95	15.28	3.52
DC21-1969		175.35	233.20	57.85	2.22
DC21-1969		252.30	287.37	35.07	2.68	Reported 9/2
DC21-1969		295.80	320.84	25.04	2.36	Reported 9/2
DC21-1969		326.84	354.00	27.16	7.97	Reported 9/2
including		330.40	343.79	13.39	14.88	Reported 9/2
DC21-1969		400.51	448.29	47.78	9.00	Reported 9/2
including		401.43	407.41	5.98	18.07	Reported 9/2
including		414.41	426.39	11.98	13.85	Reported 9/2
including		442.63	448.29	5.66	11.25	Reported 9/2
DC21-1969		457.80	467.56	9.76	1.62	Reported 9/2
DC21-1969		477.00	480.41	3.41	2.53	Reported 9/2
DC21-1969		TOTAL		221.35	4.55
DC21-1970	ACMA	8.50	14.50	6.00	2.40	Reported 9/2
DC21-1970		20.37	33.40	13.03	3.57	Reported 9/2
DC21-1970		41.40	49.08	7.68	11.61	Reported 9/2
including		44.88	49.08	4.20	18.92	Reported 9/2
DC21-1970		69.70	161.72	92.02	7.75	Reported 9/2
including		70.70	73.90	3.20	29.16	Reported 9/2
including		81.90	84.91	3.01	14.01	Reported 9/2
including		104.85	108.50	3.65	12.50	Reported 9/2
including		146.03	151.21	5.18	33.74	Reported 9/2
DC21-1970		173.19	192.34	19.15	12.57
including		179.19	191.34	12.15	17.28
DC21-1970		199.30	222.31	23.01	2.53
DC21-1970		TOTAL		160.89	7.22

Page | 11

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1971	Lewis	10.30	24.34	14.04	2.70	Reported 9/2
DC21-1971		54.27	66.15	11.88	4.47	Reported 9/2
DC21-1971		128.86	139.97	11.11	4.41	Reported 9/2
DC21-1971		242.75	251.08	8.33	2.14	Reported 9/2
DC21-1971		263.68	267.63	3.95	1.51	Reported 9/2
DC21-1971		TOTAL		49.31	3.32
DC21-1972	Lewis	142.08	149.95	7.87	12.03	Reported 9/2
including		142.08	146.89	4.81	17.59	Reported 9/2
DC21-1972		174.77	177.87	3.10	3.06	Reported 9/2
DC21-1972		247.40	259.40	12.00	5.68	Reported 9/2
DC21-1972		TOTAL		22.97	7.50
DC21-1973	Lewis	4.42	12.04	7.62	2.07	Reported 9/2
DC21-1973		22.00	37.00	15.00	3.58	Reported 9/2
DC21-1973		61.50	65.15	3.65	18.87
DC21-1973		96.58	109.58	13.00	8.59
including		100.58	104.90	4.32	20.72
DC21-1973		137.57	146.57	9.00	6.52
including		138.57	141.57	3.00	12.07
DC21-1973		152.57	156.57	4.00	1.94
DC21-1973		164.57	168.57	4.00	1.89
DC21-1973		204.60	209.60	5.00	1.61	Reported 9/2
DC21-1973		239.40	243.40	4.00	5.78	Reported 9/2
DC21-1973		TOTAL		65.27	5.44
DC21-1974	ACMA	18.02	31.05	13.03	4.95	Reported 9/2
DC21-1974		102.50	106.50	4.00	5.23	Reported 9/2
DC21-1974		TOTAL		17.03	5.01
DC21-1975	Lewis	176.40	182.00	5.60	6.69
DC21-1975		193.60	209.79	16.19	4.33
DC21-1975		TOTAL		21.79	4.94
DC21-1976	ACMA	23.44	27.44	4.00	6.63	Reported 9/2
DC21-1976		158.80	167.34	8.54	2.38
DC21-1976		183.25	194.25	11.00	2.30
DC21-1976		205.65	215.65	10.00	2.27
DC21-1976		223.65	229.60	5.95	1.26
DC21-1976		251.55	257.50	5.95	3.40
DC21-1976		270.35	327.60	57.25	6.87
including		288.95	293.00	4.05	18.13
DC21-1976		341.60	366.90	25.30	4.77
including		342.39	346.00	3.61	12.92
DC21-1976		372.85	407.30	34.45	5.54
DC21-1976		449.98	474.75	24.77	5.34
DC21-1976		TOTAL		187.21	5.13

Page | 12

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)

DC21-1977	Divide	61.82	65.82	4.00	4.07	Reported 9/2
DC21-1977		85.35	90.35	5.00	1.52	Reported 9/2
DC21-1977		103.58	113.00	9.42	2.65	Reported 9/2
DC21-1977		117.80	130.45	12.65	2.67	Reported 9/2
DC21-1977		140.35	150.35	10.00	2.03	Reported 9/2
DC21-1977		175.70	179.70	4.00	8.78	Reported 9/2
DC21-1977		187.70	198.02	10.32	3.66	Reported 9/2
DC21-1977		202.08	206.71	4.63	2.46	Reported 9/2
DC21-1977		221.25	228.99	7.74	9.57	Reported 9/2
DC21-1977		293.95	300.80	6.85	8.92	Reported 9/2
DC21-1977		315.80	329.33	13.53	6.48	Reported 9/2
including		325.33	328.33	3.00	27.33	Reported 9/2
DC21-1977		TOTAL		88.14	4.65
DC21-1978	ACMA	144.57	164.60	20.03	3.14
DC21-1978		240.50	250.30	9.80	12.53
including		242.50	249.30	6.80	16.92
DC21-1978		TOTAL		29.83	6.23
DC21-1979	Divide	4.11	10.52	6.41	3.71
DC21-1979		38.40	56.92	18.52	1.43
DC21-1979		70.85	78.75	7.90	3.12
DC21-1979		100.72	123.85	23.13	7.63
including		106.72	111.35	4.63	20.03
DC21-1979		165.51	172.85	7.34	2.87
DC21-1979		TOTAL		63.30	4.30
DC21-1980	Lewis	14.44	30.44	16.00	6.78
including		20.44	24.44	4.00	14.80
DC21-1980		38.04	49.00	10.96	4.30
DC21-1980		108.00	114.40	6.40	12.61
DC21-1980		138.52	151.56	13.04	3.74	Reported 9/2
DC21-1980		170.22	174.00	3.78	3.59	Reported 9/2
DC21-1980		202.00	206.00	4.00	2.09	Reported 9/2
DC21-1980		264.70	279.50	14.80	2.96
DC21-1980		285.40	289.35	3.95	2.25
DC21-1980		293.40	305.58	12.18	19.02
including		300.29	304.94	4.65	36.53
DC21-1980		318.25	343.40	25.15	5.06
including		328.57	333.03	4.46	15.88
DC21-1980		TOTAL		110.26	6.52
DC21-1981	ACMA	5.79	33.55	27.76	1.89	Reported 9/2
DC21-1981		38.64	81.24	42.60	1.91	Reported 9/2
DC21-1981		100.50	106.50	6.00	5.93
DC21-1981		120.24	126.08	5.84	1.28
DC21-1981		169.10	172.13	3.03	2.26
DC21-1981		TOTAL		85.23	2.16

Page | 13

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1982	Lewis	2.44	6.44	4.00	6.46
DC21-1982		70.00	93.21	23.21	2.89
DC21-1982		167.84	170.86	3.02	14.62
DC21-1982		174.93	180.44	5.51	7.01
DC21-1982		TOTAL		35.74	4.92
DC21-1983A	Lewis	113.23	124.27	11.04	1.73
DC21-1983A		290.00	301.00	11.00	5.42
DC21-1983A		305.31	317.31	12.00	2.43
DC21-1983A		TOTAL		34.04	3.17
DC21-1985	Lewis	12.95	24.99	12.04	2.94
DC21-1985		53.78	58.00	4.22	7.22
DC21-1985		62.94	92.30	29.36	3.28
DC21-1985		TOTAL		45.62	3.55
DC21-1986	ACMA	128.10	139.54	11.44	1.57
DC21-1986		154.60	158.68	4.08	2.62
DC21-1986		177.45	191.11	13.66	2.88
DC21-1986		209.85	225.85	16.00	2.96
DC21-1986		234.80	244.50	9.70	7.12
DC21-1986		251.10	300.80	49.70	3.96
DC21-1986		TOTAL		104.58	3.65
DC21-1987	Divide	58.87	64.80	5.93	3.00
DC21-1987		185.49	195.84	10.35	1.88
DC21-1987		225.40	230.83	5.43	1.07
DC21-1987		TOTAL		21.71	1.99
DC21-1988	Lewis	131.12	144.70	13.58	1.25
DC21-1988		TOTAL		13.58	1.25
DC21-1989	Divide	135.34	148.60	13.26	5.63
DC21-1989		156.16	169.45	13.29	2.82
DC21-1989		175.45	192.02	16.57	3.76
DC21-1989		TOTAL		43.12	4.04
DC21-1990	Divide	5.35	9.62	4.27	1.94
DC21-1990		45.45	57.30	11.85	6.57
DC21-1990		70.66	74.62	3.96	6.06
DC21-1990		79.49	83.49	4.00	4.70
DC21-1990		100.42	106.95	6.53	1.00
DC21-1990		TOTAL		30.61	4.43
DC21-1991	Lewis	8.20	11.86	3.66	5.11
DC21-1991		247.58	251.60	4.02	1.51
DC21-1991		257.45	277.56	20.11	1.40
DC21-1991		294.74	298.36	3.62	1.62
DC21-1991		TOTAL		31.41	1.87
DC21-1992	Divide	63.89	66.95	3.06	2.89
DC21-1992		74.43	97.68	23.25	3.96
DC21-1992		124.36	140.72	16.36	2.97
DC21-1992		170.65	174.96	4.31	5.58
DC21-1992		264.57	281.86	17.29	4.66
DC21-1992		TOTAL		64.27	3.95

Page | 14

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-1993A	Divide	94.63	111.67	17.04	2.76
DC21-1993A		131.37	135.35	3.98	2.18
DC21-1993A		229.23	237.20	7.97	1.24
DC21-1993A		TOTAL		28.99	2.26
DC21-1994	ACMA	0.00	33.53	33.53	5.89
including		9.24	15.30	6.06	15.22
DC21-1994		441.86	488.72	46.86	3.28
including		453.96	457.96	4.00	12.35
DC21-1994		TOTAL		80.39	4.37
DC21-1995	Lewis	125.33	132.85	7.52	5.32
DC21-1995		184.25	191.30	7.05	5.40
DC21-1995		195.40	199.33	3.93	1.25
DC21-1995		TOTAL		18.50	4.49
DC21-1998	Lewis	184.80	190.73	5.93	1.38
DC21-1998		197.68	201.75	4.07	2.26
DC21-1998		265.81	268.94	3.13	1.96
DC21-1998		273.75	279.42	5.67	2.14
DC21-1998		TOTAL		18.80	1.90
DC21-1999	Lewis	221.59	226.66	5.07	6.32
DC21-1999		358.00	384.40	26.40	4.14
DC21-1999		TOTAL		31.47	4.49
DC21-2000	Lewis	156.97	162.97	6.00	6.65
DC21-2000		TOTAL		6.00	6.65
DC21-2003	Divide	30.18	34.00	3.82	1.45
DC21-2003		TOTAL		3.82	1.45
DC21-2004	Lewis	153.20	162.60	9.40	4.09
DC21-2004		TOTAL		9.40	4.09
DC21-2006	Lewis	112.15	122.15	10.00	2.90
DC21-2006		149.70	163.69	13.99	1.57
DC21-2006		169.25	183.49	14.24	2.65
DC21-2006		TOTAL		38.23	2.32
DC21-2007	Divide	155.36	170.01	14.65	5.88
including		157.40	161.17	3.77	13.97
DC21-2007		227.51	234.85	7.34	7.67
DC21-2007		285.40	297.61	12.21	5.05
DC21-2007		TOTAL		34.20	5.97
DC21-2008	Lewis	84.87	87.92	3.05	2.49
DC21-2008		TOTAL		3.05	2.49
DC21-2009	ACMA	73.79	82.37	8.58	2.72
DC21-2009		TOTAL		8.58	2.72

Page | 15

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (Au g/t)
DC21-2010	Lewis	30.12	35.27	5.15	1.69
DC21-2010		277.00	280.00	3.00	18.40
including		277.00	280.00	3.00	18.40
DC21-2010		TOTAL		8.15	7.84
DC21-2011	ACMA	113.18	123.30	10.12	2.31
DC21-2011		131.34	156.74	25.40	3.57
DC21-2011		162.00	179.33	17.33	2.22
DC21-2011		TOTAL		52.85	2.89
DC21-2022	ACMA	120.94	127.70	6.76	3.63
DC21-2022		TOTAL		6.76	3.63

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Any drill intervals not depicted in this table did not meet the significant interval criteria.

Assay data are not yet available from 0 m to 37.01 m in DC21-1956B, 217.90 m to 289.26 m in DC21-1962, 127.81 m to 240.27 m and 349.46 m to 443.03 m in DC21-1984, 92.30 m to 192.10 m in DC21-1985, 0 m to 97.45 m in DC21-1986, 108.05 m to 342.29 m in DC21-1990, 247.20 m to 364.80 m in DC21-1993A, 207.31 m to 382.55 m in DC21-1994, 0 m to 179.11 m and 290.56 m to 326.90 m in DC21-1998, 231.45 m to 342.00 m in DC21-1999, 211.00 m to 438.91 m in DC21-2000, 123.00 m to 226.11 m in DC21-2001, 126.70 m to 402.95 m in DC21-2003, 0 m to 129.25 m in DC21-2004, 0 m to 148.46 m in DC21-2005, 226.03 m to 249.94 m in DC21-2006, 0 m to 101.61 m and 410.11 m to 434.80 m in DC21-2007, 190.94 m to 199.95 m in DC21-2008, 86.22 m to 289.26 m in DC21-2009, 108.66 m to 276.00 m in DC21-2010, 0 m to 96.04 m and 192.58 m to 280.11 m in DC21-2011, and 0 m to 42.58 m and 127.70 m to 254.51 m in DC21-2022. Assay data are not yet available for all of holes DC21-2002, DC21-2012 through DC21-2021, and DC21-2023 through DC21-2032.

Page | 16